UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

WestRock Company

(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 6, 2023, Smurfit Kappa Group (“Smurfit Kappa”) (LSE:SKG; ISE:SKG), a FTSE 100 company, disclosed that the boards of directors of Smurfit Kappa and WestRock Company (the “Company”) are discussing the key terms of a potential combination to create Smurfit WestRock, a global leader in sustainable packaging (the “Potential Combination”).

The Potential Combination would be expected to involve the creation of a new holding company, Smurfit WestRock (“Smurfit WestRock”). Smurfit WestRock would be incorporated and domiciled in Ireland with global headquarters in Dublin, Ireland and North and South American operations headquartered in Atlanta, Georgia. The Potential Combination would be effected through an Irish scheme of arrangement involving Smurfit Kappa and a merger of a subsidiary with the Company. Any such combination would result in the Company’s shareholders receiving consideration consisting primarily of shares of Smurfit WestRock. A copy of Smurfit Kappa’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company confirms the existence of these discussions.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

If the proposed combination occurs as described in this communication, Smurfit WestRock would expect to file a registration statement with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Smurfit WestRock that would also constitute a preliminary proxy statement of the Company. Each of Smurfit Kappa, the Company and Smurfit WestRock would also file other relevant documents in connection with the proposed combination. This communication is not a substitute for a proxy statement/prospectus or registration statement or for any other document that Smurfit WestRock , Smurfit Kappa or the Company may file with the SEC and send to stockholders in connection with the potential transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF SMURFIT KAPPA AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMURFIT KAPPA, THE COMPANY, SMURFIT WESTROCK , THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Smurfit WestRock and the Company through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

This communication is not a solicitation of proxies in connection with the proposed combination. The Company and Smurfit Kappa and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 18, 2022, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2022, available at ir.westrock.com/ir-home/ and www.sec.gov. Information about Smurfit Kappa’s directors and executive officers may be found in its 2022 Annual Report filed with applicable securities regulators in the United Kingdom on March 28, 2023, available on its website at www.smurfitkappa.com/investors. The information included on, or accessible through, the Company’s or Smurfit Kappa’s website is not incorporated by reference into this communication. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between the Company and Smurfit Kappa, including any statements regarding the potential transaction and the listing of Smurfit WestRock , the rationale and expected benefits of the potential transaction (including, but not limited to, cost synergies), and any other statements regarding the Company’s and Smurfit Kappa’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of the Company’s and Smurfit Kappa’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include a condition to the closing of the potential combination may not be satisfied; the occurrence of any event that can give rise to termination of the potential combination; a regulatory approval that may be required for the potential combination is delayed, is not obtained in a timely manner or at all or is obtained subject to conditions that are not anticipated; Smurfit WestRock is unable to achieve the synergies and value creation contemplated by the potential transaction; Smurfit Kappa is unable to promptly and effectively integrate the Company’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the potential combination makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of Smurfit Kappa decline following the potential transaction; legal proceedings are instituted against Smurfit Kappa or the Company; the Company or Smurfit Kappa are unable to retain or hire key personnel; the announcement or the consummation of the potential combination has a negative effect on the market price of the capital stock of the Company or Smurfit Kappa or on the Company’s or Smurfit Kappa’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or U.K. administration; the ability of the Company or Smurfit Kappa to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID- 19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; actions by third parties, including government agencies; the risk that disruptions from the potential transaction will harm the Company’s or Smurfit Kappa’s business, including current plans and operations; certain restrictions during the pendency of the potential combination that may impact the Company’s or Smurfit Kappa’s ability to pursue certain business opportunities or strategic transactions; the Company’s or Smurfit Kappa’s ability to meet expectations regarding the accounting and tax treatments of the potential transaction; the risks and uncertainties discussed in “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in the Company’s reports filed with the SEC the “Risks and Uncertainties” section in Smurfit Kappa’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.smurfitkappa.com; and the risks and uncertainties discussed in. These risks, as well as other risks associated with the potential transaction, will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the U.K. listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom. While the list of factors presented here is, and the list of factors to be presented in proxy statement/prospectus and shareholder proxy circular will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Except as required by law, neither Smurfit Kappa nor the Company assumes any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

(d) Exhibits

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Announcement issued by Smurfit Kappa Group on September 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY

By:	/s/Alexander W. Pease
Name:	Alexander W. Pease
Title:	Executive Vice President and Chief Financial Officer

Date: September 7, 2023